                                                                     EXHIBIT 4.1

                                    COMMON
                                    SHARES
                                    ------
                                    ACTIONS
                                  ORDINAIRES


                                    C000000

                                 NUMBER NUMERO

                                 MERIDIAN GOLD



[LOGO]
                      SEE REVERSE FOR LEGEND AND CERTAIN
                                  DEFINITIONS

                         VOIRE LA LEGENDE ET CERTAINES
                             DEFINITIONS AU VERSO


                                     CUSIP


                    INCORPORATED UNDER THE CANADA BUSINESS
                               CORPORATIONS ACT


                   CONSTITUEE SOUS L'AUTORITE DE LA LOI SUR
                     LES SOCIETES COMMERCIALES CANADIENNES


MERIDIAN GOLD INC.
THIS CERTIFIES THAT
LES PRESENTES ATTESTENT QUE


is the registered holder of
est le porteur insorit de


FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF                ACTIONS ORDINAIRES LIBEREES ET NON SUSCEPTIBLES
            THE CAPITAL STOCK OF                                   D'APPELS DE FONDS DU CAPITAL-ACTIONS DE


                             MERIDIAN GOLD, INC.

                               COMMON ORDINAIRES



                 Secretary                      President
                 Secretaire                     President


Countersigned and Registered
Countresigne et enregistre
THE TRUST COMPANY OF BANK OF MONTREAL, Toronto
SOCIETE DE FIDUCIE BANQUE DE MONTREAL,
Transfer Agent and Registrar
Agent des transferts et agent comptable des registres


By:
Par:
     ------------------------------------------------
           Authorized Officer - Representant autorise


Transferable, in Canada, at the principal office of The
 Trust Company of Bank of Montreal in Toronto.

Transferables, au Canada, au bureau principal de la
 Societe de fiducie Banque de Montreal a Toronto.


                                    COMMON
                                    SHARES
                                    ------
                                    ACTIONS
                                  ORDINAIRES



                                SHARES ACTIONS

                                MERIDIAN GOLD

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto
                                                _______________________________
                                                |______________________________|
                            PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE


- -------------------------------------------------------------------------------
                       (Name and address of transferee)


- -------------------------------------------------------------------------------



- -------------------------------------------------------------------------------



- -------------------------------------------------------------------------shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints


- -------------------------------------------------------------------the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.


     DATED:





- ----------------------------------           ----------------------------------
      (Signature of Witness)                     (Signature of Shareholder)







Printed in Canada                                                          15